EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Annual Report on Form 10-KSB of Sealant Solutions, Inc. for the period ended December 31, 2002, Michael E. Fasci, Chief Executive Officer and Chief Financial Officer of Sealant Solutions, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

        1. Such Annual Report on Form 10-KSB for the period ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in such Annual Report on Form 10-KSB for the period ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Sealant Solutions, Inc.


                                        SEALANT SOLUTIONS, INC.


Dated: March 31, 2003                   By: /s/Michael E. Fasci
                                            ----------------------------------
                                            Michael E. Fasci,
                                            Chief Executive Officer and
                                            Chief Financial Officer